SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant / /
                 Filed by a Party other than the Registrant /X/
                           Check the appropriate box:
                         / / Preliminary Proxy Statement
     / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                  14A-6(E)(2))
                         / / Definitive Proxy Statement
                       / / Definitive Additional Materials
                 /X/ Soliciting Material Pursuant to Rule 14a-12

                           ART TECHNOLOGY GROUP, INC.


                (Name of Registrant as Specified In Its Charter)

Mitchell-Wright Technology Group, LLC, SSH Partners I, LP, Mitchell-Wright, LLC, Arcadia Partners, L.P., Arcadia Capital Management, LLC, James Dennedy and Richard Rofe

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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Attached as Exhibit 1 are the pages contained on an internet web site maintained by Mitchell-Wright Technology Group, LLC, which became live on October 7, 2004.

Exhibit 1

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WELCOME

During the 10+ year history of ATG, members of the MWTG Group have worked with ATG's customers and worked in industry implementing solutions on the ATG platform. Most recently, a group advised by MWTG has become one of ATG's largest stockholders. We strongly believe in the Company's greatest assets - its customer base, strong product innovations and high customer loyalty - and we believe these assets should be protected and profitably enhanced.

We have always had enormous respect for ATG, for the outstanding achievements of its employees and for the culture of innovation and integrity that has contributed to its success. As a stockholder of ATG, we believe that the ATG board owes a duty to pursue stockholder value and to guide ATG to profitable growth for the benefit of its stockholders. Our decision to solicit your proxy is entirely motivated by what we believe is in the best interests of stockholders from a financial perspective.

Our opposition is based on our commitment to stockholder value and our belief, which we believe is shared by many other stockholders, that the proposed merger, under the plan management has proposed, is not in the best interests of ATG's stockholders. To that end, we are soliciting your proxy to vote AGAINST the proposed merger.

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MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC, MITCHELL-WRIGHT, LLC, SSH PARTNERS I, LP,
ARCADIA PARTNERS, L.P., ARCADIA CAPITAL MANAGEMENT, LLC, JAMES DENNEDY AND RICHARD ROFE ARE PARTICIPANTS IN A SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. FOR USE FOR USE AT ITS SPECIAL MEETING SCHEDULED
TO BE HELD ON OCTOBER 22, 2004. INFORMATION RELATING TO THESE PARTICIPANTS AND CERTAIN OTHER PERSONS WHO MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IS CONTAINED IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2004. A COPY OF
THAT PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/.

SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND THE OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC AND THE OTHER PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. IN ADDITION, YOU MAY ALSO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 (BANKS AND BROKERS CALL COLLECT AT
(212) 750-5833).

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RATIONALE

The following is a summary of what we believe to be the consequences of the proposed merger. They are the primary reasons why we believe stockholders should vote AGAINST the issuance of shares of ATG common stock in connection with the proposed merger.

ATG'S FINANCIAL POSITION WILL DETERIORATE. In our opinion, neither ATG nor Primus has demonstrated a management culture or commitment to profitability. The proposed merger combines two companies with a history of losses. The combination creates an entity with merely the possibility of greater revenue but with the CERTAINTY of increased operating expenses. Should the additional revenue expected by management from the merger fail to materialize or the full level of cost reductions not be implemented, ATG's cash balance would quickly erode to a level well below the $30 million cash level cited by management as a critical threshold.

ATG'S STRATEGIC POSITION WILL NOT MATERIALLY IMPROVE. While the proposed merger would enhance ATG's product portfolio, ATG would still be a software company with less than $100 million of revenue on an enterprise basis. ATG would still lack the size and breadth of offering required to be truly competitive in the software industry. In addition, the weak financial position that we believe would result from the merger would limit ATG's strategic options in the future.

THE INTEGRATION RISK OF THE PROPOSED MERGER IS SUBSTANTIAL. We believe that the odds are against the success of this merger given management's post-merger operating plan. The complexity of putting two companies together, in a difficult economy, when each company is unable to consistently produce profits, presents daunting and unacceptable challenges.

THE FINANCIAL IMPACT ON ATG STOCKHOLDERS WILL BE NEGATIVE. Management has asked shareholders to accept tremendous risk by approving the merger agreement without, in our opinion, providing an action plan that would produce financial results to justify the additional financial risk, operating risk and dilution that would result from the merger.

ATG has several valuable assets - its customer base, strong product innovations, and high customer loyalty. We believe these assets should be protected and profitably enhanced. The company faces challenges in managing its business, but these challenges were known before this transaction, and management needs to focus all of its attention on resolving them.

We profoundly disagree, however, with management's assertion that ATG needs to make this acquisition. To undertake the proposed merger under the currently proposed plan is to wager that management can grow revenue in time to cover the company's cost structure. We have seen little in ATG's management's experience that leads us to believe that this is possible. Instead, we believe that the proposed merger deteriorates the financial position of ATG and does not solve key strategic problems. It creates immediate risk and intermediate-term incremental challenges, and we believe it comes at a high price to ATG stockholders.

We do not believe that ATG should stand still. On the contrary, we believe that ATG would benefit greatly from enhancing its product portfolio and proliferating those products across its installed base. However, for any small software company to survive it must be strong - and that means it must be profitable. We would prefer ATG focus on becoming profitable by aligning costs with realized revenue and investing in additional operating costs only as the revenue demands it. We believe that profitable operations would improve customers' attitudes towards ATG, bolster the stock price and put ATG in control of its future.

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MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC, MITCHELL-WRIGHT, LLC, SSH PARTNERS I, LP,
ARCADIA PARTNERS, L.P., ARCADIA CAPITAL MANAGEMENT, LLC, JAMES DENNEDY AND RICHARD ROFE ARE PARTICIPANTS IN A SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. FOR USE FOR USE AT ITS SPECIAL MEETING SCHEDULED
TO BE HELD ON OCTOBER 22, 2004. INFORMATION RELATING TO THESE PARTICIPANTS AND CERTAIN OTHER PERSONS WHO MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IS CONTAINED IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2004. A COPY OF
THAT PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/.

SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND THE OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC AND THE OTHER PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. IN ADDITION, YOU MAY ALSO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 (BANKS AND BROKERS CALL COLLECT AT
(212) 750-5833).

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SEC FILINGS

DATE            FORM            DESCRIPTION

10/6/04         DFAN14A         Presentation to shareholders detailing MWTG's
                                rationale

10/6/04         DFAN14A         Press release requesting clarification on
                                preliminary third quarter results

10/6/04         DFAN14A         Letter to shareholders requesting shareholders
                                not vote before receiving MWTG proxy material

10/5/04         DFAN14A         Press release requesting announcement of third
                                quarter financial performance

9/30/04         DFAN 14A        Open letter to shareholders

9/29/04         SC13D/A         Amended general statement of acquisition of
                                beneficial ownership

9/28/04         PREC14A         Preliminary proxy statement

9/20/04         SC13D/A         Amended general statement of acquisition of
                                beneficial ownership

9/10/04         SC13D/A         Amended general statement of acquisition of
                                beneficial ownership

8/24/04         SC13D           General statement of acquisition of beneficial
                                ownership

                                Letter to Mr. Bob Burke regarding proposed merger with Primus

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MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC, MITCHELL-WRIGHT, LLC, SSH PARTNERS I, LP,
ARCADIA PARTNERS, L.P., ARCADIA CAPITAL MANAGEMENT, LLC, JAMES DENNEDY AND RICHARD ROFE ARE PARTICIPANTS IN A SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. FOR USE FOR USE AT ITS SPECIAL MEETING SCHEDULED
TO BE HELD ON OCTOBER 22, 2004. INFORMATION RELATING TO THESE PARTICIPANTS AND CERTAIN OTHER PERSONS WHO MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IS CONTAINED IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2004. A COPY OF
THAT PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/.

SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND THE OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC AND THE OTHER PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. IN ADDITION, YOU MAY ALSO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 (BANKS AND BROKERS CALL COLLECT AT
(212) 750-5833).

                                    SAVE ATG

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PRESS RELEASES

         10/05/04 Mitchell-Wright Technology Group Calls on Art Technology Group to Disclose Quarterly Financial Information Prior to Merger Vote

          9/30/04 Mitchell-Wright Technology Group issues open letter to Art Technology Group Inc.'s shareholders opposing proposed merger with Primus Knowledge Solutions

ARTICLES

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MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC, MITCHELL-WRIGHT, LLC, SSH PARTNERS I, LP,
ARCADIA PARTNERS, L.P., ARCADIA CAPITAL MANAGEMENT, LLC, JAMES DENNEDY AND RICHARD ROFE ARE PARTICIPANTS IN A SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. FOR USE FOR USE AT ITS SPECIAL MEETING SCHEDULED
TO BE HELD ON OCTOBER 22, 2004. INFORMATION RELATING TO THESE PARTICIPANTS AND CERTAIN OTHER PERSONS WHO MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IS CONTAINED IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2004. A COPY OF
THAT PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/.

SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND THE OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC AND THE OTHER PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. IN ADDITION, YOU MAY ALSO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 (BANKS AND BROKERS CALL COLLECT AT
(212) 750-5833).

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CONTACT INFORMATION
JAMES H. DENNEDY
Mitchell-Wright Technology Group LLC
8060 Montgomery Road, Suite 205
Cincinnati, OH 45236
Tel: (513) 515-3885

ELLEN GONDA
Brunswick Group LLC
135 East 57th Street, 19th Floor
New York, NY 10022
Tel: (212) 333-3810
Fax: (212) 333-3811

ARTHUR B. CROZIER
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Tel: (888) 750-5834
Fax (212) 750-5799

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MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC, MITCHELL-WRIGHT, LLC, SSH PARTNERS I, LP,
ARCADIA PARTNERS, L.P., ARCADIA CAPITAL MANAGEMENT, LLC, JAMES DENNEDY AND RICHARD ROFE ARE PARTICIPANTS IN A SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. FOR USE FOR USE AT ITS SPECIAL MEETING SCHEDULED
TO BE HELD ON OCTOBER 22, 2004. INFORMATION RELATING TO THESE PARTICIPANTS AND CERTAIN OTHER PERSONS WHO MAY ALSO BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IS CONTAINED IN THEIR PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 2004. A COPY OF
THAT PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/.

SHAREHOLDERS OF ART TECHNOLOGY GROUP, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND THE OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC AND THE OTHER PARTICIPANTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. IN ADDITION, YOU MAY ALSO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 (BANKS AND BROKERS CALL COLLECT AT
(212) 750-5833).